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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS

     We consent to the inclusion of our report dated May 22, 2001, with respect to the financial statements of Gemini Genomics plc included in the Form 8-K of Sequenom, Inc. filed with the Securities and Exchange Commission on October 5, 2001.

                                                    /s/ ERNST & YOUNG LLP
                                                        ERNST & YOUNG LLP

Cambridge, United Kingdom
October 5, 2001